UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2005

ALICO, INC.
_________________________________________
(Exact Name of Registrant as Specified in Charter)

FLORIDA
______________
(State or Other Jurisdiction of Incorporation)
0-261
__________________
(Commission File Number)
59-0906081
___________________
IRS Employer
Identification No.)

POST OFFICE BOX 338,
LA BELLE, FLORIDA
_____________________________
(Address of Principal Executive Offices)

33975
_______________
(Zip Code)

Registrant's telephone number, including area code: (863) 675-2966

N/A
___________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
__ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
            __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
            __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

ITEM 8.01  Other Events

On June 10, 2005 the Company held its annual meeting of stockholders. At the meeting, the Company’s stockholders voted to elect the following persons to the Company’s Board of Directors, each of whom was named as a director nominee in the Company’s proxy statement dated as of May 10, 2005: John R. Alexander, Robert E. Lee Caswell, Evelyn D’An, Phillip S. Dingle, Gregory T. Mutz, Charles Palmer, Baxter G. Troutman and Gordon Walker. At the meeting Alico stockholders also voted to approve the Director’s Stock Compensation Plan, allowing eligible Directors to receive their Directors’ fees in stock of the Company. The results of the votes were as follows:

Director elections	For	Withheld	Abstentions	Broker non votes
John R. Alexander	5,942,148	986,373
Robert E. Lee Caswell	5,922,498	1,006,023
Evelyn D'an	6,003,355	925,166
Phillip S. Dingle	6,005,205	923,316
Gregory T. Mutz	5,709,730	1,218,791
Charles Palmer	6,240,825	687,696
Baxter Troutman	5,941,305	987,216
Gordon Walker	6,003,212	925,309

Director Stock Compensation Plan	4,279,033	1,015,117	455,148	1,179,223

The annual meeting of the Board of Directors was held immediately following the Stockholders meeting, and the Board re-elected Mr. John R. Alexander as Chairman and Mr. Gregory T. Mutz as Lead Director. During the Board meeting the Board also elected the following officers:

                                                                                    President & Chief Executive Officer                                                      John R. Alexander

                                                                                    Vice President Administrative Division,
                                                                                    Chief Financial Officer,
                                                                                    Treasurer and Assistant Secretary     Patrick W. Murphy

                                                                                    Vice President, Ranch Division                                                             B. Wade Grigsby

                                                                                    Vice President, Heavy Equipment
                                                                                          and Facilities Maintenance Division                                              Robert P. Miley

                                                                                    Vice President, Sugarcane and
                                                                                          Sod Division                                                                                       Dwight Rockers

                                                                                    Vice President, Citrus Division                                                              Steven M. Smith

                                                                                     Controller and Assistant Treasurer                                                     Dennis J. Garbo

                                                                                     Corporate Secretary                                                                                Denise Plair

At the annual meeting, the Board also declared a special dividend of $1.00 per share payable to stockholders of record as of June 30, 2005, with payment expected on or about July 15, 2005. The Board also decided to begin paying regular quarterly dividends beginning with the end of the Company's fourth quarter on August 31, 2005. The first such dividend in the amount of $.25 will be paid to stockholders of record as of September 30, 2005 with payment expected on or about October 15, 2005.

The Company has issued a press release announcing the election of directors by the stockholders, the adoption of the Directors’ Stock Compensation Plan, the election of officers and the special and quarterly dividends. A copy of the Company’s press release is attached as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

The following exhibits are included with this Report:

Exhibit 99.1-  Company Press Release issued June 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.
(Registrant)

Date: June 15, 2005   By: /s/ JOHN R. ALEXANDER
                                                                           John R. Alexander
                                                                           President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.01  Company Press Release issued June 13, 2005.

EXHIBIT 99.01

Alico Inc. Announces Special Dividend and Regular Quarterly Dividends, Stockholder Election of Directors, and Adoption of Director Compensation Plan

Monday June 13, 10:12 am ET

LABELLE, Fla., June 13 /PRNewswire-FirstCall/ -- Alico, Inc., (Nasdaq: ALCO - News) one of the South's best-known agribusiness companies operating in Central and Southwest Florida, and with approximately 141,000 acres in real estate holdings, announced today that at its annual stockholders meeting held Friday June 10, 2005, John R. Alexander, Robert E. Lee Caswell, Evelyn D'An, Phillip S. Dingle, Gregory T. Mutz, Charles Palmer, Baxter G. Troutman, and Dr. Gordon Walker were elected by the stockholders to serve as directors of the Corporation. Additionally, the stockholders approved the Alico, Inc. Director Stock Compensation Plan.

At the annual meeting of the Board of Directors following the Stockholders meeting, the Board re-elected Mr. Alexander as Chairman and Mr. Gregory T. Mutz as Lead Director. The Board also elected the following officers:

                                                    President & Chief Executive Officer            John R. Alexander

Vice President Administrative Division,
Chief Financial Officer,
                                                                            Treasurer and Assistant Secretary                                                            Patrick W. Murphy

                                                                Vice President, Ranch Division                                                                  B. Wade Grigsby

Vice President, Heavy Equipment
                                                     and Facilities Maintenance Division                                                  Robert P. Miley

Vice President, Sugarcane and
                                                                      Sod Division                                                                                           Dwight Rockers

                                                                Vice President, Citrus Division                                                                   Steven M. Smith

                                                                Controller and Assistant Treasurer                                                           Dennis J. Garbo

                                                                            Corporate Secretary                                                                                      Denise Plair

The Board also declared a special dividend of $1.00 per share payable to stockholders of record as of June 30, 2005, with payment expected on or about July 15, 2005. Chairman Alexander stated that the Company's 2004 fiscal year results were the best in the Company's history and the Board wanted the shareholders to share in these results. Chairman Alexander also announced that the Board had decided to begin paying regular quarterly dividends beginning with the end of the Company's fourth quarter on August 31, 2005. The first such dividend in the amount of $.25 will be paid to shareholders of record as of September 30, 2005 with payment expected on or about October 15, 2005.

Chairman Alexander and Mr. Greg Mutz, the company's lead director, stated that they were excited about working with the new Board to continue the process of enhancing the Company's business in the coming year. They noted that "Alico is a very different company than it was two years ago. It has new management and a new focus and we are all dedicated to its continuing success."

About Alico

Alico, Inc., an agribusiness company operating in Central and Southwest Florida, owns approximately 141,000 acres of land located in Collier, Hendry, Lee and Polk Counties. The company is involved in various operations and activities including citrus fruit production, cattle ranching, sugarcane, sod production, and forestry. The Company also leases land for farming, cattle grazing, recreation and oil exploration, and is increasingly involved in exploring real estate development in and beyond its holdings.

For further information contact:                       John R. Alexander
                                                                              La Belle, Florida
                                                             (863) 675-2966

Some of the statements in this press release include statements about future expectations. Statements that are not historical facts are "forward- looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. These forward- looking statements, which include references to expectations about future prospects are predictive in nature or depend upon or refer to future events or conditions which may not be achievable and, are subject to known, as well as, unknown risks and uncertainties that may cause actual results to differ materially from our expectations The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.